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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 8, 1996 with respect to the consolidated financial statements and schedules of Corvel Corporation included in Amendment No. 2 to the Registration Statement (Form S-1) No. 333-12301 and related Prospectus of ENStar for the registration of $10,000,000 in subordinated debentures.


                                           Ernst & Young LLP
Orange County, California

November 5, 1996